FEDERATED TAX-FREE TRUST

TAX-FREE INSTRUMENTS TRUST
INVESTMENT SHARES
INSTITUTIONAL SERVICE SHARES

EACH PORTFOLIOS OF MONEY MARKET OBLIGATIONS TRUST




Supplement to Statements of Additional Information dated February 28, 2006 and May 31, 2006, respectively.


Under the section entitled "Securities in Which the Fund Invests" please make the following changes:

Add the following just after "Credit Enhancement"

TAX-EXEMPT COMMERCIAL PAPER
Tax-exempt commercial paper is a tax-exempt issuer's obligation with a maturity of less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.



The definition of Tax Increment Financing Bonds (TIF Bonds) should be replaced in its entirety with the following definition:

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants' sales, and related tax collections, failed to increase as anticipated.


                                                               October 11, 2006




Cusip  60934N666
       60934N195
       60934N187

35633 (10/06)